Asset Sale and License Agreement	12 Months Ended
Dec. 31, 2024
Asset Sale And License Agreement [Abstract]
Asset Sale and License Agreement
17. ASSET SALE AND LICENSE AGREEMENT
On November 8, 2024, the Company entered into an asset purchase agreement for its IK-1259 and IK-0714 technology, including intellectual property, which was not in active development, for cash consideration of $1.5 million. The Company accounted for the disposal as an asset sale. As the Company had no recorded value for the assets sold, the $1.5 million was recognized as other income during the year ended December 31, 2024 as the asset sales were unrelated to the Company’s core operations.
On December 3, 2024, the Company entered into a license agreement related to certain legacy Pionyr programs for potential future payments for the achievement of certain regulatory and commercial milestones, commercial royalties, and a portion of proceeds from future strategic transactions. The potential milestone payments that the Company is eligible to receive were excluded from the transaction price as they were fully constrained by uncertain events. Additionally, the Company has not recognized any amounts for potential proceeds from future strategic transactions or commercial royalties as the events giving rise to such payments have not occurred or are probable of occurring. Any payments received by the Company under this license agreement will be subject to the Pionyr CVR (see Note 9).